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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 2, 1999

                        FIRST BANCORP OF INDIANA, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its Charter)

     Indiana                        0-29814                 35-2061832
-----------------                   -------                 ----------
(State or other)              (Commission File Number)      (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



2200 West Franklin Street, Evansville, Indiana        47712
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (812) 423-3196
                                                     --------------






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ITEM 5.  OTHER EVENTS.

      On September 2, 1999, First Bancorp of Indiana, Inc. issued a press release which announced that the 1999 Annual Meeting of Shareholders will be held on November 10, 1999.

      A press release announcing the Annual Meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated September 2, 1999.



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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST BANCORP OF INDIANA, INC.




Date: September 2, 1999             By: /s/ Harold Duncan
                                        ------------------------------------
                                        Harold Duncan
                                        President and Chief Executive Officer